UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01	Entry into a Material Definitive Agreement

Offering

On July 21, 2020, Golden Minerals Company (the “Company”), a Delaware corporation, entered into an Amended and Restated Underwriting Agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC as representative of the underwriters named in Schedule I thereto (the “Underwriters”), providing for the issuance and sale by the Company in a firm commitment offering (the “Offering”) of 17,857,143 shares of common stock at a price to the public of $0.42 per share (the “Offering Shares”). In addition, the Company granted the Underwriters an option to purchase, at the public offering price per share of common stock, up to an additional 2,678,571 shares of common stock, exercisable for 30 days from the date of the Underwriting Agreement (the “Option Shares”).

The Offering Shares and Option Shares are registered pursuant to the Company’s registration statement on Form S-3 (File No. 333-220461), and a prospectus supplement thereto filed with the Securities and Exchange Commission (“SEC”).

The Underwriters acquired the Offering Shares and the full amount of the Option Shares from the Company with an underwriting discount of six percent (6%) and the Company also agreed to reimburse them for customary fees and expenses.

The Company intends to use the proceeds from the Offering for working capital requirements and general corporate purposes.

The sale of the Offering Shares and Option Shares closed on July 24, 2020.

Item 9.01	Financial Statements and Exhibits

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the Offering Shares and the Option Shares in the Offering is attached as Exhibit 5.1 to this report.

(d) Exhibits

Exhibit No.	Description
1.1	Amended and Restated Underwriting Agreement between Golden Minerals Company and H.C. Wainwright & Co., LLC, dated as of July 21, 2020.

5.1	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2020

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Underwriting Agreement between Golden Minerals Company and H.C. Wainwright & Co., LLC, dated as of July 21, 2020.

5.1	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)